                                                                               .
                                                                               .
                                                                               .


                                  SCHEDULE 3.13

      Payouts                                                    Total
      -------                                                    -----

Newman/Haas Racing                                         $   700,000.00
Team Rahal, Inc.                                               300,000.00
Herdez Competition                                             140,000.00
Fernandez Racing                                               120,000.00
Walker Racing                                                  110.000.00
                                                            -------------


 GRAND TOTAL                                               $ 1,370,000.00